UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

Regional Management Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35477	57-0847115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B
Greer, South Carolina		29651
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (864) 448-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2024 (the “Original Form 8-K”). Following the submission of the Original Form 8-K, the Company discovered that an incorrect item number was inadvertently tagged in the submission (Item 1.01 should have been tagged instead of Item 1.03). The Company is amending the Original Form 8-K for the sole purpose of correcting the item tag. No disclosure has changed from the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

Ninth Amendment to Senior Revolving Credit Facility

On June 18, 2024, Regional Management Corp. (the “Company”) and certain of its subsidiaries entered into the Ninth Amendment to the Seventh Amended and Restated Loan and Security Agreement (the “Ninth Amendment”), among the Company and its subsidiaries named as borrowers therein (collectively with the Company, the “Revolving Borrowers”), the financial institutions named as lenders therein (the “Revolving Lenders”), and Wells Fargo Bank, National Association, as agent (the “Revolving Agent”). The Ninth Amendment amends the Seventh Amended and Restated Loan and Security Agreement, dated as of September 20, 2019 (the “Loan Agreement”), by and among the Revolving Borrowers, the Revolving Lenders, and the Revolving Agent. The Loan Agreement was previously filed with the Securities and Exchange Commission (the “SEC”) by the Company on September 20, 2019 as Exhibit 10.1 on Form 8-K.

The Ninth Amendment amends the Loan Agreement to exclude from the Revolving Agent’s collateral certain renewal loans that replace an existing refinanced loan that has been pledged to a securitization.

For a complete description of the terms of the Ninth Amendment, see Exhibit 10.1 hereto. The foregoing description of the Ninth Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Ninth Amendment, which is incorporated by reference herein.

2024-1 Securitization

On June 13, 2024 (the “Closing Date”), the Company completed a private offering and sale of $187.305 million principal amount of asset-backed notes (the “2024-1 Securitization”). The 2024-1 Securitization consisted of the issuance of four classes of fixed rate asset-backed notes, the Class A 5.83% asset-backed notes (the “Class A Notes”), the Class B 6.45% asset-backed notes (the “Class B Notes”), the Class C 6.77% asset-backed notes (the “Class C Notes”), and the Class D 7.46% asset-backed notes (the “Class D Notes” and, together with the Class A Notes, the Class B Notes, and the Class C Notes, the “Notes”). The Notes were issued by Regional Management Issuance Trust 2024-1 (the “Issuer”), a newly formed special purpose entity that is indirectly owned by the Company. The Notes are collateralized by a pool of soft secured, hard secured, and unsecured consumer loans, some of which constitute personal loans originated through the Company’s convenience check direct mail campaigns, having an aggregate principal balance of approximately $215.7 million as of May 31, 2024 (the “Loans”), and a certificate which represents a beneficial interest in certain Loans (the “2024-1A SUBI Certificate”).

J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, BMO Capital Markets Corp., and Regions Securities LLC acted as joint bookrunners and TCBI Securities Inc. and FHN Financial Services Corp. acted as co-managers, with each of them acting as an initial purchaser (the “Initial Purchasers”). The Notes were rated by DBRS, Inc. and Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business on the issue date, and the Notes each received investment grade ratings.

The following table summarizes certain aspects of the 2024-1 Securitization:

Principal Amount:	$128.135 million (Class A) $15.170 million (Class B) $19.105 million (Class C) $24.895 million (Class D) $187.305 million (Total)
Interest Rate:	5.83% (Class A) 6.45% (Class B) 6.77% (Class C) 7.46% (Class D)

Weighted Average Coupon:	6.19%
Purchase Price (% of Par):	99.97963% (Class A) 99.98696% (Class B) 99.99700% (Class C) 99.99567% (Class D)
Revolving Period:	Ends on the close of business May 31, 2027
Optional Call Date:	Beginning June 15, 2027
Final Maturity Date:	July 15, 2036

To implement the 2024-1 Securitization, (i) Regional Management Receivables IV, LLC, a special purpose entity and wholly-owned subsidiary of the Company (the “RMR IV Warehouse Borrower”), entered into a purchase agreement, dated as of the Closing Date, by and between the RMR IV Warehouse Borrower and the Company (the “RMR IV Purchase Agreement”), (ii) Regional Management Receivables V, LLC, a special purpose entity and wholly-owned subsidiary of the Company (the “RMR V Warehouse Borrower”), entered into a purchase agreement, dated as of the Closing Date, by and between the RMR V Warehouse Borrower and the Company (the “RMR V Purchase Agreement”), (iii) Regional Management Receivables VI, LLC, a special purpose entity and wholly-owned subsidiary of the Company (the “RMR VI Warehouse Borrower”), entered into a purchase agreement, dated as of the Closing Date, by and between the RMR VI Warehouse Borrower and the Company (the “RMR VI Purchase Agreement”), (iv) Regional Management Receivables VII, LLC, a special purpose entity and wholly owned subsidiary of the Company (the “RMR VII Warehouse Borrower”), entered into a purchase agreement, dated as of the Closing Date, by and between the RMR VII Warehouse Borrower and the Company (the “RMR VII Purchase Agreement”), and (v) certain wholly-owned direct or indirect subsidiaries of the Company (each a “Regional Originator”) distributed and assigned either directly or indirectly certain Loans and related assets to the Company pursuant to an omnibus distribution and assignment agreement, dated as of the Closing Date, by and between such subsidiaries and the Company (the “Omnibus Distribution and Assignment Agreement”). The Company then sold and conveyed the Loans and related assets and the 2024-1A SUBI Certificate to Regional Management Receivables III, LCC, as the depositor (the “Depositor”), pursuant to a loan purchase agreement, dated as of the Closing Date, by and between the Company and the Depositor (the “Loan Purchase Agreement”). The Depositor then conveyed the Loans and related assets and the 2024-1A SUBI Certificate to the Issuer pursuant to a sale and servicing agreement, dated as of the Closing Date, by and among the Depositor, the Issuer, the Company as servicer (the “Servicer”), certain affiliates of the Company as subservicers, and Regional Management North Carolina Receivables Trust (the “Sale and Servicing Agreement”).

The Omnibus Distribution and Assignment Agreement, the RMR IV Purchase Agreement, the RMR V Purchase Agreement, the RMR VI Purchase Agreement, the RMR VII Purchase Agreement, and the Loan Purchase Agreement each contain customary corporate representations and warranties and customary covenants of the Regional Originators, the RMR IV Warehouse Borrower, the RMR V Warehouse Borrower, the RMR VI Warehouse Borrower, the RMR VII Warehouse Borrower, and the Company, respectively, including negative covenants restricting (i) the sale, assignment, or transfer of the purchased Loans and related assets (or any interest therein) to another person and (ii) the taking of any other action that is inconsistent with the ownership of the purchased Loans and related assets. In order for a Loan to be eligible for sale by the Company to the Depositor, the Loan must meet all applicable eligibility criteria. The eligibility criteria include, among other things, that the applicable Loan (i) has an amount financed that is greater than $500 and less than $50,000, (ii) has an original and current annual percentage rate equal to or greater than 5.00% and equal to or less than 36.00%, (iii) has been serviced and at all times maintained in accordance with the Company’s credit and collection policy by the Company or an affiliate, (iv) arises from or in connection with a bona fide sale or loan transaction (including any amounts in respect of interest and other charges and fees assessed on the Loan), (v) is evidenced by an electronic contract if such loan is an electronic loan, and (vi) complies in all material respects with applicable law.

The Loans will be serviced pursuant to the terms of the Sale and Servicing Agreement. The Servicer may delegate servicing responsibilities to other persons and will enlist the affiliates of the Company that originated the Loans to act as subservicers. The Sale and Servicing Agreement contains customary servicer defaults (subject to materiality thresholds and cure periods), including (i) failure by the Servicer to make any required payment, transfer, or deposit or to give instructions or notice to the Indenture Trustee to make such payment, transfer, or deposit, in an aggregate amount exceeding $50,000, (ii) non-compliance with covenants, (iii) breach of a representation, warranty, or certification, or (iv) an insolvency event involving the Servicer. If the Company, as servicer, defaults in its obligations under the Sale and Servicing Agreement, Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), may (and upon the written direction of the required noteholders shall) terminate and replace the Servicer.

The Notes were issued by the Issuer pursuant to an indenture, dated as of the Closing Date, by and among the Issuer, the Indenture Trustee, Computershare Trust Company, National Association, as the securities intermediary, and the Servicer (the “Indenture”). The stated maturity of the Notes is July 15, 2036. Prior to maturity, the Issuer may redeem the Notes in full, but not in part, at its option (an “Optional Call”) on any business day on or after the payment date for the Notes occurring in June 2027 (as applicable, the “Redemption Date”). The amount at which the Notes may be redeemed must equal at least the sum of (i) the aggregate principal balance of the Notes on the record date preceding the Redemption Date, plus (ii) accrued and unpaid interest on the Notes, plus (iii) any accrued and unpaid other contractual expenses, indemnification amounts, or other amounts owed by the Issuer, minus (iv) all amounts then on deposit in the collection account, principal distribution account, and reserve account (the “Note Accounts”) and available to be distributed pursuant to the priority of payments on the Redemption Date.

No payments of principal of the Notes will be made during the Revolving Period. The Company may indirectly sell and convey additional Loans to the Issuer during the Revolving Period until the earlier of the close of business on May 31, 2027 and the close of business on the business day immediately preceding the day on which an early amortization event or event of default (as described below) is deemed to have occurred, provided that after the Revolving Period is terminated it may be reinstated in certain limited circumstances. Under the Indenture, an early amortization event includes a servicer default.

The Indenture also contains customary events of default (subject to materiality thresholds and cure periods), including (i) failure of the Indenture Trustee to maintain a first priority perfected security interest in all or a material portion of the trust estate, (ii) the Issuer or the Depositor becoming taxable as an association or a publicly traded partnership taxable as a corporation under the Internal Revenue Code, (iii) failure to pay the principal balance of all outstanding Notes of any class, together with all accrued and unpaid interest thereon, in full on the stated maturity for such class, (iv) non-compliance with covenants on the part of the Issuer or the Depositor, or (v) a breach of a representation, warranty, or certification by the Issuer, the Depositor, or the Servicer.

In the case of an event of default under the Indenture (except for an event of default relating to an insolvency event with respect to the Issuer or the Depositor), the Indenture Trustee shall, at the written direction of the required noteholders, declare all Notes immediately due and payable by notice to the Issuer, and upon such declaration, the unpaid principal amount of the Notes, together with any accrued and unpaid interest, will become immediately due and payable. In the case of an event of default that relates to an insolvency event with respect to the Issuer or the Depositor, the unpaid principal of the Notes, together with any accrued and unpaid interest, will become automatically due and payable.

Pursuant to the Sale and Servicing Agreement and in accordance with the Indenture, the Servicer may, on any business day occurring on or after the date on which the aggregate principal balance of the outstanding Notes is reduced to 10% or less of the initial principal balance of the Notes, at its option purchase all of the Loans and related assets at a redemption price equal to the then aggregate fair market value of the Loans and related assets as of the date which is five (5) business days prior to the business day on which such option is exercised. The Issuer will redeem and retire the Notes in the event that the Servicer exercises the optional purchase right, and the Servicer may only exercise the optional purchase right if the redemption price equals or exceeds the sum of (i) the amount necessary for the Issuer to redeem all of the Notes in full on the applicable date of final payment on the Notes in accordance with the priority of payments (taking into account all amounts of available funds and any other amounts then on deposit in the Note Accounts and available to be distributed pursuant to the priority of payments on the applicable date of final payment on the Notes) and (ii) any accrued and unpaid other expenses, indemnification amounts, or other amounts owed by the Issuer.

On the Closing Date, the Depositor applied the net proceeds of the sale of the Notes to pay the purchase price (the “Purchase Price”) of the initial Loans and the 2024-1A SUBI Certificate transferred to the Issuer on the Closing Date and to fund the reserve account. The remaining portion of the Purchase Price was treated as a capital contribution by the Company to the Depositor. The Company applied a portion of the net proceeds of the sale of the initial Loans and the 2024-1A SUBI Certificate transferred to the Depositor on the Closing Date, to repay a portion of the existing indebtedness under its senior revolving credit facility and outstanding warehouse facilities.

The Notes were offered in a private placement, solely to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Credit ratings are opinions of the relevant rating agency. They are not facts and are not opinions of the Company. They are not recommendations to purchase, sell, or hold any securities and can be changed or withdrawn at any time.

For a complete description of the terms of the Sale and Servicing Agreement and the Indenture, see Exhibit 10.2 and Exhibit 4.1 hereto. The foregoing description is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Sale and Servicing Agreement and the Indenture, which are incorporated by reference herein.

On or after the first payment date, which is July 15, 2024, the Company will make available the monthly servicer reports relating to the 2024-1 Securitization on its investor relations website at www.regionalmanagement.com.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On June 13, 2024, the Company issued a press release regarding the 2024-1 Securitization. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated June 13, 2024, by and among Regional Management Issuance Trust 2024-1, as issuer, Regional Management Corp., as servicer, and Computershare Trust Company, N.A., as indenture trustee.
10.1

Ninth Amendment to Seventh Amended and Restated Loan and Security Agreement, dated as of June 18, 2024, by and among Regional Management Corp. and its subsidiaries named as borrowers therein, the financial institutions named as lenders therein, and Wells Fargo Bank, National Association, as agent.

10.2

Sale and Servicing Agreement, dated June 13, 2024, by and among Regional Management Receivables III, LLC, as depositor, Regional Management Corp., as servicer, the subservicers party thereto, Regional Management Issuance Trust 2024-1, as issuer, and Regional Management North Carolina Receivables Trust, acting thereunder solely with respect to the 2024-1A SUBI.

99.1	Press Release, dated June 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date:	June 20, 2024	By:	/s/ Harpreet Rana
Harpreet Rana Executive Vice President and Chief Financial Officer